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                                                                  EXHIBIT 10.7.g

                              SEVENTH AMENDMENT TO
                       THE GIBBONS COMPANY PROFIT SHARING
                               AND RETIREMENT PLAN

                  This Seventh Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made and entered into this 27th day of February, 1998, by G.G.&R., Inc.
("GG&R"), the Sponsoring Employer of the Plan.

                                   WITNESSETH:

                  WHEREAS, GG&R has heretofore established the Plan (which Plan has been amended and restated in its entirety effective for all Plan Years commencing on or after January 1, 1989);

                  WHEREAS, GG&R has reserved the right to amend the Plan in whole or in part;

                  WHEREAS, it is desirable to amend the Plan to transfer participants' Elective Deferral Accounts to the Granite Construction Profit Sharing and 401(k) Plan, effective as of April 1, 1998;

                  WHEREAS, GG&R previously amended the Plan to cease all Employer Davis-Bacon Contributions (for any period beginning after May 31, 1995) and all Elective Deferrals, Matching Contributions and rollover contributions (for plan years beginning after December 31, 1995); and


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                  WHEREAS, GG&R desires to amend the Plan to terminate all
portions of the Plan (other than the portion attributable to participants' Elective Deferral Accounts), effective as of March 31, 1998, and amend the Plan to incorporate the applicable provisions of the Internal Revenue Code of 1986, in effect as of the date of termination, as amended by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997.

                  NOW, THEREFORE, in consideration of the foregoing premises, GG&R amends the following Sections of the Plan (or portions thereof) as follows:

                  1. Section 2.07 is amended by deleting the last paragraph from the definition of "Compensation" thereof effective as of January 1, 1997.

                  2. Section 2 is amended by deleting the definition of "Family Member" in Section 2.23, effective as of January 1, 1997.

                  3. Section 2.27 is restated to read as follows, effective as of January 1, 1997:

                                    2.27 "HIGHLY COMPENSATED EMPLOYEE" shall
                  mean, for any Plan Year, an Employee, other than a non-resident alien receiving no earned income from the Employer from sources within the United States, who, during such year or the preceding year (a) was at any time a Five Percent Owner (as defined in Section 19.02(c)); or (b) received Compensation from the Employer in excess of eighty thousand dollars ($80,000) in the preceding Plan Year and was in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Plan Year.

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                  A former Employee who was a Highly Compensated Employee upon separation from service or at any time after attaining age fifty-five (55) shall be treated as a Highly Compensated Employee.

                  For purposes of the above, Compensation is defined as in
                  Section 7.01(b) of this Plan, but shall include contributions made by the Employer to a plan of deferred compensation otherwise excluded in Section 7.01(b). The dollar amount in
                  (b) above shall be adjusted at the same time and in the same manner as the benefit limitation for defined benefit plans under Code Section 415(b)(l)(A).

                  For purposes of determining the number of Employees in the top-paid group in (b) above, the following shall be excluded:
                  Employees who have not completed six (6) months of service; Employees who normally work less than seventeen and one-half (17-1/2) hours per week; Employees who normally work not more than six (6) months per year; Employees who have not attained age twenty-one (21); and Employees described in Section 2.22(a), except as provided in Regulations issued under Code
                  Section 414(q).

                  4. Section 2.33 is amended by restating the first sentence in the first paragraph thereof effective as of January 1, 1997:

                  "LEASED EMPLOYEE" shall mean any person, who, pursuant to an agreement between the Gibbons Employer and any other person or organization (leasing organization), has performed services for the Employer (or for the Gibbons Employer and related persons) determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year and such services are performed under the primary direction or control by the Gibbons Employer.

                  5. Section 2.41 is restated to read as follows, effective as of January 1, 1997:

                                    2.41 "NON-HIGHLY COMPENSATED EMPLOYEE" shall
                  mean an Employee who is not a Highly Compensated Employee.


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                  6. Section 3.04(e) is restated to read as follows, effective as of August 5, 1993:

                  (e) For Plan Years beginning after December 31,
                      1984, in the case of an Employee who is
                      absent from work for any period:

                      (1)  By reason of the pregnancy of the Employee;

                      (2)  By reason of the birth of a child of the Employee;

                      (3) By reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee;

                      (4) For purposes of caring for such child for a period beginning immediately following such birth or placement; or

                      (5) By reason of any unpaid leave covered by the Family and Medical Leave Act of 1993 ("FMLA").

                      Hours of Service shall include the Hours of Service which otherwise would normally have been credited to such Employee but for such absence; or in any case in which the Plan is unable to determine the Hours of Service to be credited, eight (8) Hours of Service for each regularly scheduled work day of such absence. The total number of hours treated as Hours of Service under this Section by reason of any pregnancy, placement or unpaid leave covered by FMLA shall not exceed five hundred and one (501) hours less the number of Hours of Service credited to an Employee pursuant to Subsections (a) through (d) above, for an absence described in this Subsection (e). The hours described in this Subsection (e) shall be treated as Hours of Service only in the computation period in which the absence from work begins, if an Employee would be prevented from incurring a One-Year Break in Service in such computation period solely because the period of absence is treated as Hours of Service as provided herein; or in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit will be given pursuant to this Subsection (e) unless the Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to herein, and the number of days for which there was such an absence.

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        7. Section 3.05(c) is amended by adding the following sentence at the end thereof, effective as of December 12, 1994:

           Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
           Section 414(u) of the Code.

        8. Section 4.01 is amended by adding the following subsection (f) after subsection (e) thereof effective as of December 31, 1997:

                (f) Notwithstanding anything to the contrary in this Section 4.01, no Employee shall become a Participant after December 31, 1997, for purposes of being eligible to receive an allocation of Employer Profit Sharing Contributions for any Plan Year beginning after December 31, 1997.

        9. Section 5.07 is amended by adding the following sentence at the end of the second paragraph thereof effective as of December 31, 1997:

        Notwithstanding anything to the contrary in this Section 5.07, no Employer Profit Sharing Contributions shall be made to the Plan for any Plan Year beginning after December 31, 1997.

        10. Section 9.03 is amended by restating the second paragraph thereof effective as of January 1, 1997:

                  If a Participant fails to elect a form of payment, payment of the Participant's benefits shall be in a single lump sum in accordance with (a) above. Except as provided in Section 9.04, no payment shall be made to a Participant prior to his Normal Retirement Age unless the Participant consents in writing to the payment not more than ninety (90)

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        days prior to his Annuity Starting Date. If the Plan Administrator so
        elects for any Plan Year, payment to a Participant (other than that portion of benefit which is attributable to his Annuity Eligible Accrued Benefit, as defined in Section 9.06) may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations of the Code is given; provided, however, that no such payment to a Participant shall be made unless (1) the Participant is informed that he has the right for a period of at least 30 days after receiving the notice to consider whether or not to consent to the payment (or a particular payment option), and (2) the Participant affirmatively elects to receive a payment after receiving the notice.

        11. Section 9.03 is further amended by restating the first sentence in the third paragraph thereof effective as of January 1, 1998:

        If the lump sum amount that would be payable to a disabled Participant is not more than five thousand dollars ($5,000) and the amount in the Participant's Account has never exceeded that amount at the time of any prior distribution, the benefit shall be paid as a single lump sum payment as soon as administratively feasible following the end of the calendar month in which his Termination of Employment occurs without regard to any Participant consent requirement or the requirements of
        Section 9.06.

        12. Section 9.05 is amended by restating the first paragraph thereof to read as follows, effective as of January 1, 1997:

                9.05 REQUIRED DISTRIBUTIONS: Notwithstanding any other provisions of this Article and except as provided in this Section 9.05, in no event shall payments commence later than April 1st of the calendar year following the Plan Year in which the Participant attains Age 70 1/2 and is either (1) a 5% owner (as defined in Section 19.02(c)) or (2) has incurred a Termination of Employment. If payment of the Participant's Accrued Benefit commences under this Section 9.05, it shall be distributed to the Participant (consistent with the Participant's election and the requirements of Section 9.03):

                (a) In the form of a cash lump sum payment; or

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                (b) In the form of cash installment payments over a period not extending beyond the life expectancy of the Participant, or the joint life expectancy of the Participant and his Beneficiary.

        13. Section 9.06(b) is amended by restating the second paragraph thereof, effective as of January 1, 1997:

                  The notification shall also inform the Participant that a specific written explanation in non-technical language of the terms and conditions of the Automatic Qualified Joint and Survivor Annuity and the financial effect upon the particular Participant's benefits of making an election against the Automatic Qualified Joint and Survivor Annuity is available upon written request by the Participant. The notification shall be provided within a reasonable period before the Annuity Starting Date (or after such date, if so elected by the Plan Administrator, provided, however, that such period shall not end before the 30th day following the date on which the notification was provided to a Participant). If the Participant requests a specific written explanation of all or any portion of the notification, the explanation shall be provided within thirty (30) days of the Participant's request. The Plan Administrator need not comply with more than one such request made by a particular Participant.

        14. Section 9.06(b) is further amended by restating the third paragraph thereof, effective as of January 1, 1997:

                  During the Joint and Survivor Election Period, as hereinafter defined, a Participant eligible to make the election to waive the Automatic Qualified Joint and Survivor Annuity of Subsection (a) shall be eligible to elect to receive his benefits as provided in Section 9.03. The election shall be in writing and may be revoked at any time during the Joint and Survivor Election Period. New elections and revocations may be made any number of times during the Joint and Survivor Election Period after a previous election or revocation. For purposes of this paragraph, the term "Joint and Survivor Election Period" shall mean the ninety (90) day period ending on the Annuity Starting Date (or ending after such date, if so elected by the Plan Administrator, provided such period shall not end before the 30th day following the date on which the notification described in this Section 9.06(b) was provided to a Participant). If the Plan Administrator so elects for any Plan Year, payment to a Participant of that the portion of his benefit which is

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                attributable to his Annuity Eligible Accrued Benefit may
                commence less than 30 days after notification described in this
                Section 9.06(b) is given, provided that the following conditions are satisfied:

        (i) The Plan Administrator clearly informs the Participant that he has the right to a period of at least 30 days after receiving the notification described in this Section 9.06(b) to consider the election to waive the Qualified Joint and Survivor Annuity form of payment;

        (ii) After receiving the notification, the Participant affirmatively elects a form of payment (with any applicable spousal consent);

        (iii) A Participant is permitted to revoke his payment elections until the later of (a) his Annuity Starting Date, or (2) seven days after receiving the notification described in this Section 9.06(b); and

        (iv) Payments are made after the end of the revocation period described in Subsection (iii) above.

                15. Section 9.06(c)(3) is restated to read as follows, effective as of January 1, 1998:

        (3) The lump sum benefit otherwise payable to the Participant is less than five thousand dollars ($5,000) and a lump sum payment will be made pursuant to Section 9.03.

                16. Section 10.03 is amended by restating the first sentence of the second paragraph thereof to read as follows, effective as of
January 1, 1998:

                  If the lump sum benefit otherwise payable to the Beneficiary is not more than five thousand dollars ($5,000) and payment of benefits to the deceased Participant has not previously commenced, the benefit shall be paid as a single lump sum payment.


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                17. Section 10.05(i) is restated to read as follows, effective as of January 1, 1998:

                (i) If the lump sum amount of the Qualified Pre-retirement Survivor Annuity otherwise payable to the surviving spouse is less than five thousand dollars ($5,000), such benefit shall be paid as a single lump sum payment.

                18. Section 11.02 is amended by restating the last sentence in the second paragraph thereof to read as follows, effective as of
January 1, 1998.

                  However, if the lump sum amount that would be payable to a Participant is not more than five thousand dollars ($5,000) and the amount in the Participant's Account has never exceeded that amount at the time of any prior distribution, then the benefit shall be paid as a single lump sum payment, subject to the limitations of this Section 11.02, as though the Participant had elected immediate distribution.

                19. Section 16.05 is amended by adding the following sentence at the end of the first paragraph thereof effective as of April 1, 1998:

                  The Trustee will transfer the balance in a Participant's (or Former Participant's) Elective Deferral Account as of March 31, 1998, to the Granite Construction Profit Sharing and 401(k) Plan (the "401(k) Plan"), a qualified defined contribution plan under Code Section 401(a), effective as of April 1, 1998. Any optional forms of distribution or other rights with respect to such assets which are required to be preserved under Section 17.03 of the Plan and Code Section 411(d)(6) shall be provided under the 401(k) Plan.

                20. Section 17.01 is amended by adding the following sentence at the end thereof effective as of March 31, 1998:

                  The Plan is terminated effective as of March 31, 1998, with respect to that portion of the Plan which does not include Participants' (or Former Participants') Elective Deferral

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                  Accounts. Participants' (or Former Participants') Elective
                  Deferral Accounts will be transferred to the 401(k) Plan on April 1, 1998, in the manner described in Section 16.05. Distribution of each Participant's and Former Participant's remaining Accrued Benefit in the Plan shall be offered to each Participant and Former Participant, in accordance with the provisions of Articles IX, X and XI, as soon as practicable after March 31, 1998. If a Participant (or Former Participant) fails to select a form of distribution within the 30-day period after being informed that distributions are available, his remaining Accrued Benefit in the Plan shall be transferred to the 401(k) Plan as soon as practicable thereafter in the manner described in Section 16.05.

        IN WITNESS WHEREOF, GG&R, has caused this Amendment No. 7 to the Plan to be duly executed as of the date and year first above written.

                                               "EMPLOYER"
                                               G. G. & R., Inc.


                                               By /s/ DAVID H. WATTS
                                                 -------------------------
                                                 David H. Watts

                                               Its  President
                                                  ------------------------



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